DEBT SETTLEMENT AGREEMENT

This Debt Settlement Agreement (“Agreement”) is entered into on this __th day of February, 2017 (the “Effective Date”), by and between Webcor Construction LP, dba Webcor Builders, a California limited partnership, (“Webcor”) and CleanSpark, Inc., a Nevada corporation, and CleanSpark, LLC, a California limited liability company (together “CleanSpark”) (individually, a “Party”, and all collectively, the “Parties”).

RECITALS

WHEREAS, in 2016, Webcor paid $158,753.49 on behalf of CleanSpark, LLC to various subcontractors, which amount remains due and owing to Webcor (the “Debt”);

WHEREAS, CleanSpark, LLC committed to repay the Debt as soon as it was financially capable. Subsequent to this commitment, CleanSpark, LLC was acquired by CleanSpark, Inc. (f.k.a. Stratean Inc.);

WHEREAS, CleanSpark wishes to repay the Debt under the terms and conditions of this Agreement; and

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES AGREE AS SET FORTH BELOW:

1.        Recitals. The foregoing recitals are true and incorporated herein, as though set forth in full.

2.       Payment to Webcor.

a.       CleanSpark shall pay and deliver to Webcor the following payment (the “Payment”):

i.                    USD $58,000.00 on or before February 28, 2017; and

ii.                  50,000 shares of common stock in CleanSpark, Inc., to be issued within 4 days of execution of the Debt Conversion Agreement.

b.       In connection with the obligation set forth in Section 2.a.ii. above, Webcor and CleanSpark, Inc. shall execute the accompanying Debt Conversion Agreement attached hereto as Exhibit “A.”

c.       Upon execution of this Agreement and the Debt Conversion Agreement and upon receipt of the Payment, Webcor shall accept the same as full payment and satisfaction of the Debt and the release contained in Section 4 shall be in full force and effect.

3.        Definitions used in Section 4. For purpose of Section 4 of this Agreement, the term “Releasors” shall mean and include the following persons and/or entities: Webcor and its affiliated and/or subsidiary companies and partnerships, together with any and all past and present trustees, receivers, board members, employees, officers, directors, shareholders, partners, agents, representatives, subsidiaries, unincorporated divisions, insurance carriers, sureties, consultants, attorneys, successors, assigns, heirs, executors, administrators, tenants, licensees, invitees, joint venturers, subcontractors, members, and related persons, predecessors, entities or companies.

For purpose of Section 4 of this Agreement, the term “CleanSpark” shall mean and include the following persons and/or entities: the named Party (as defined in this Agreement) individually, jointly, severally, and on behalf of its respective affiliated and/or subsidiary companies and partnerships, together with any and all past and present partners, associates, managers, employees, members, agents, representatives, subsidiaries, unincorporated divisions, insurance carriers, sureties, consultants, attorneys, successors, assigns, administrators, tenants, licensees, invitees, joint venturers, subcontractors, and related persons, predecessors, entities or companies.

4.       Release of CleanSpark. Releasors hereby fully release and discharge CleanSpark of and from all claims, actions, causes of action, demands, rights, agreements, promises, liabilities, losses, damages, costs and expenses, of every nature and character, description and amount, either known or unknown, without limitation or exceptions, whether based on theories of contract, breach of contract, breach of the covenant of good faith and fair dealing, breach of professional and/or fiduciary duty, tort, violation of statute, ordinance, or any other theory of liability or declaration of rights whatsoever, which Releasors may now have or may hereafter acquire against CleanSpark, whether asserted or not, arising directly or indirectly from or based on any cause, event, transaction, act, omission, occurrence, condition or matter, of any kind or nature whatsoever, which has occurred to date or may hereafter occur relating to or arising out of the Debt. Nothing contained herein is intended to limit Releasors rights as shareholders of Cleanspark, Inc. upon issuance of the stock noted in Section 2.a.ii., above.

It is understood by the Parties that the facts with respect to which the foregoing release is given may hereafter turn out to be other than or different from the facts in that connection now known to it or believed by them to be true, and they therefore expressly assume the risk of the facts turning out to be so different and agree that the foregoing general release shall be in all respects effective and not subject to termination or rescission by any such difference in facts.

5.        Representations and Warranties.

a.        This Agreement is executed by the Parties without reliance upon any statement or representation by the persons or parties herein released, or their attorneys or representatives, other than those set forth in this Agreement.

2

b.        Each of the Parties represents and warrants that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly authorized by all necessary and appropriate corporate action.

c.        Each of the persons signing this Agreement represents and warrants that he or she has the right and full authority to sign on behalf of the party designated immediately above his or her signed name.

6.        General Provisions.

a.        No Admission of Liability. Each of the Parties agrees that this Agreement is a compromise relating to the matters released herein, and shall never be treated as an admission of liability of any Party for any purpose, and that liability therefor is expressly denied by each of the Parties.

b.        Execution of Additional Documents. Each of the Parties hereby agrees to perform any and all acts and to execute and deliver any and all documents reasonably necessary or convenient to carry out the intent and the provisions of this Agreement and the Debt Conversion Agreement.

c.        Entire Agreement. This Agreement and the accompanying Debt Conversion Agreement constitute the entire agreement among all of the Parties relative to the subject matter hereof. All negotiations, proposals, modifications and agreements prior to the date hereof among the Parties are merged into this Agreement and Debt Conversion Agreement and superseded hereby. There are no other terms, conditions, promises, understandings, statements, or representations, express or implied, among all of the Parties concerning this Agreement and the Debt Conversion Agreement unless set forth in writing and signed by all of the Parties.

d.        No Waiver. No action or want of action on the part of any Party at any time to execute any rights or remedies conferred upon it under this Agreement shall be, or shall be asserted to be, a waiver on the part of any party hereto of its rights or remedies hereunder.

e.        Amendments. This Agreement may only be modified by an instrument in writing executed by the parties hereto.

f.        Law of California. This Agreement shall be construed in accordance with the law of the State of California, and the parties hereto agree that the state or federal courts located in Los Angeles County, California, shall be the sole and exclusive venue of any action which may arise out of or be filed with respect to this Agreement. Further, all parties hereto irrevocably consent to personal jurisdiction in the state of California in connection with any action which may arise out of or be filed with respect to this Agreement.

3

g.        Attorneys' Fees. Should any action (at law or in equity, including but not limited to an action for declaratory relief) or proceeding be brought arising out of, relating to or seeking the interpretation or enforcement of the terms of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with the terms of this Agreement, the prevailing party thereto, as decided by the Court, shall be entitled to reasonable attorneys' fees and costs incurred in addition to any other relief or damages which may be awarded.

h.        No Third Party Beneficiary. This Agreement is for the benefit of the Parties and those persons included in the definition of “CleanSpark” in section 3 and released in section 4. This Agreement confers no rights, benefits or causes of action in favor of any other third parties or entities.

i.        Severance. Should any term, part, portion or provision of this Agreement be decided or declared by the Courts to be, or otherwise found to be, illegal or in conflict with any law of the State of Nevada or the United States, or otherwise be rendered unenforceable or ineffectual, the validity of the remaining parts, terms, portions and provision shall be deemed severable and shall not be affected thereby, providing such remaining parts, terms, portions or provisions can be construed in substance to constitute the agreement that the Parties intended to enter into in the first instance.

j.        Pronouns, Headings. All pronouns and variations thereof shall be deemed to refer to the masculine, feminine, or neuter, and to the singular or plural, as the identity of the person may require. Paragraph titles or captions are used in this Agreement for convenience or reference, and in no way define, limit, extend or describe the scope or intent of this Agreement or any of its provisions.

k.        Successors and Assigns. This Agreement shall be binding and inure to the benefit of the parties hereto, their predecessors, parents, subsidiaries and affiliated corporations, all officers, directors, shareholders, agents, employees, attorneys, assigns, successors, heirs, executors, administrators, and legal representatives of whatsoever kind or character in privity therewith.

l.        Counterparts. This Agreement may be executed in counterparts, one or more of which may be facsimiles, but all of which shall constitute one and the same Agreement. Facsimile signatures of this Agreement shall be accepted by the parties to this Agreement as valid and binding in lieu of original signatures.

m.        Time for Performance. The Parties understand that time is of the essence with respect to each and every act required by this Agreement. Failure to perform any provision hereof in strict accordance with the Agreement shall be deemed a material breach of the Agreement.

n.        Understanding of Agreement. The Parties acknowledge that they have fully read the contents of this Agreement and that they have had the opportunity to obtain the advice of counsel of their choice, and that they have full, complete and total comprehension of the provisions hereof and

4

are in full agreement with each and every one of the terms, conditions and provisions of this Agreement. As such, the Parties agree to waive any and all rights to apply an interpretation of any and all terms, conditions or provisions hereof, including the rule of construction that such ambiguities are to be resolved against the drafter of this Agreement. For the purpose of this instrument, the Parties agree that ambiguities, if any, are to be resolved in the same manner as would have been the case had this instrument been jointly conceived and drafted.

IN WITNESS WHEREOF, each of the parties has executed this Agreement effective as of the date first written above.

WEBCOR CONSTRUCTION LP DBA WEBCOR BUILDERS

By: / s/ Matthew R. Reece

Print name: Matthew R. Reece

Its: EVP & CEO

CLEANSPARK, INC.

By: /s/ Zachary Bradford

Print name: Zachary Bradford

Its: President and CFO

CLEANSPARK, LLC

By: /s/ Zachary Bradford

Print name: Zachary Bradford

*Its: Authorized Representative

5

Exhibit A

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

DEBT CONVERSION AGREEMENT

TO: Webcor Construction, LP dba Webcor Builders

FROM: CleanSpark, Inc. (the “Company”)

PURCHASE OF SHARES

1.        Subscription

1.1.       On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the undersigned (the “Subscriber”) hereby irrevocably agrees to convert $100,000 of the outstanding $158,753.49 (the “Debt”) into shares of Common Stock of the Company (such subscription and agreement to convert being the “Subscription”), for an aggregate of 50,000 shares of Common Stock of the Company (the “Shares”).

1.2.       On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to issue the Shares to the Subscriber in exchange for and upon the conversion of the Debt.

1.3.       Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful money of the United States of America.

2.        Payment

2.1.       The Subscriber agrees to convert the Debt into Shares of the Company as provided herein.

3.        Documents Required from Subscriber

6

3.1.       The Subscriber must complete, sign and return to the Company two (2) executed copies of this Subscription Agreement.

3.2.       The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities and applicable law.

4.       Closing

4.1.       Closing of the transactions contemplated by this Subscription Agreement shall occur on such date as may be mutually agreed by the Company and Subscriber (the “Closing Date”).

5.       Acknowledgements and Agreements of Subscriber

5.1 The Subscriber acknowledges and agrees that:

(a)       the Shares are “restricted securities” as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), the resale of the Shares is restricted by federal and state securities laws and, accordingly, the Shares must be held indefinitely unless their resale is subsequently registered under the Securities Act or an exemption from such registration is available for their resale;

(b)       Other than as contemplated herein, the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act;

(c)       The Subscriber is representing and warranting that the Subscriber is an accredited investor as the term is defined in Rule 501 of Regulation D;

(d)       The decision to execute this Subscription Agreement and acquire the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company;

(e)       The Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the issuance of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(f)       The books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection

7

with the distribution of the Shares hereunder have been made available for inspection by the Subscriber, the Subscriber's lawyer and/or advisor(s);

(g)       The Company is entitled to rely on the representations and warranties of the Subscriber contained in this Subscription Agreement and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement;

(h)       The Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Subscription Agreement or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(i)       The Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with: (i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and (ii) applicable resale restrictions;

(j)       Neither the Commission nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Shares;

(k)       No documents in connection with the sale of the Shares hereunder have been reviewed by the Commission or any state securities administrators;

(l)       There is no government or other insurance covering any of the Shares;

(m)       This Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6.       Representations, Warranties and Covenants of the Subscriber

6.1.       The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

8

(a)       It has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(b)       The entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if the Subscriber is a corporate entity, the documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(c)       The Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(d)       The Subscriber has received and carefully read this Subscription Agreement;

(e)       The Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Subscription Agreement;

(f)       The Subscriber is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws;

(g)       The Subscriber is acquiring the Shares as principal for investment only and not with a view to resale or distribution;

(h)       The Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment;

(i)       The Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in any way whatsoever for the Subscriber's decision to invest in the Shares and the Company;

(j)       The Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time;

(k)       The Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement and agrees that if any of such acknowledgements, representations and

9

agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(l)       The Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(m)       The Subscriber understands and agrees that the Shares are “restricted securities” as that term is defined in Rule 144 promulgated by the Commission under the Securities Act, the resale of the Shares is restricted by federal and state securities laws and, accordingly, the Shares must be held indefinitely unless their resale is subsequently registered under the Securities Act or an exemption from such registration is available for their resale;

(n)       The Subscriber is representing and warranting that it is an "accredited investor" as that term is defined in Rule 501 of Regulation D of the 1933 Act;

(o)       The Subscriber will notify the Company immediately of any material change in any such information occurring prior to the closing of the purchase of the Shares;

(p)       The Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(q)       The Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(r)       The Subscriber acknowledges and agrees that the Company shall not consider the Subscriber's Subscription for acceptance unless the undersigned provides to the Company, along with an executed copy of this Subscription Agreement such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber's qualification as a qualified investor.

7.       Representations and Warranties Will be relied upon by the Company

7.1.       The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Shares under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is

10

contracting hereunder to purchase the Shares under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the acquisition by the Subscriber of the Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such securities.

8.        Resale Restrictions

8.1.       The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Shares have been registered under the Securities Act or the securities laws of any state of the United States.

9.       Acknowledgement and Waiver

9.1.       The Subscriber has acknowledged that the decision to acquire the Shares was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

10.       Legending and Registration of Subject Securities

10.1.       The Subscriber hereby acknowledges that a legend may be placed on the certificates representing the Shares to the effect that the Shares represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

10.2.       The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

11.       Governing Law

11.1.       This Subscription Agreement is governed by the laws of the State of Nevada.

12.        Survival

12.1.       This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

11

13.       Assignment

13.1.       This Subscription Agreement is not transferable or assignable.

14.       Severability

14.1.       The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

15.       Entire Agreement

15.1.       Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

16.       Counterparts and Electronic Means

16.1.       This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

[The balance of this page intentionally left blank]

12

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

Webcor Construction LP dba Webcor Builders

By: /s/ Matthew R. Reece

Its: EVP & CEO

1751 Harbor Bay Pkwy, Suite 200

(Address of Subscriber)

Alameda, CA 94502

(City, State or Province, Postal Code of Subscriber)

20-8399744

(Tax ID of Subscriber)

13

ACCEPTANCE

The foregoing Subscription Agreement is hereby accepted by CleanSpark, Inc.

DATED the 9th day of February, 2017.

CleanSpark, Inc.

By: /s/ Zachary Bradford

Its: President and CFO

14